American Century Investment Trust Statement of Additional Information Supplement
Supplement dated June 28, 2019 ■ Statement of Additional Information dated August 1, 2018
The following replaces the entry for Margé Karner in the Accounts Managed table on page 48 of the Statement of Additional Information:

		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Jason Greenblath(1)	Number of Accounts	3	0	0
	Assets	$253.4 million(2)	N/A	N/A

[1]	Information is provided as of June 24, 2019.

[2]	Includes $167.2 million in Short Duration Strategic Income and $22.9 million in Strategic Income.
The following replaces the entries for Short Duration Strategic Income and Strategic Income in the Ownership of Securities table on pages 51-52 of the Statement of Additional Information:

Aggregate Dollar Range of Securities in Fund
Short Duration Strategic Income Fund
Charles Tan(1)	A
Robert V. Gahagan(2)	A
Jason Greenblath(2)(3)	A
Jeffrey L. Houston(2)	A
Brian Howell	E
Strategic Income Fund
Charles Tan(1)	A
Robert V. Gahagan(2)	A
Jason Greenblath(2)(3)	A
Jeffrey L. Houston(2)	A
Brian Howell	E
Ranges: A – none; B – $1-$10,000; C – $10,001-$50,000; D – $50,001-$100,000; E – $100,001-$500,000; F – $500,001-$1,000,000; G – More than $1,000,000.

[1]	Information is provided as of May 21, 2019.

[2]	This portfolio manager serves on a team that oversees a number of funds in the same broad investment strategy and is not expected to invest in each such fund.

[3]	Information is provided as of June 24, 2019.

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